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                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

                                  $200,000,000

                          H&E EQUIPMENT SERVICES L.L.C.
                                H&E FINANCE CORP.

                      11 1/8% SENIOR SECURED NOTES DUE 2012

                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT

                                                                   June 17, 2002

CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC
FLEET SECURITIES, INC.
C/O CREDIT SUISSE FIRST BOSTON CORPORATION
  Eleven Madison Avenue,
    New York, New York 10010-3629

Ladies and Gentlemen:

     H&E Equipment Services L.L.C., a Louisiana limited liability company, ("H&E") and H&E Finance Corp., a Delaware corporation ("H&E FINANCE" and together with H&E, the "COMPANY") entered into a Purchase Agreement (the "PURCHASE AGREEMENT") dated June 3, 2002 with Credit Suisse First Boston Corporation and the several initial purchasers named in Schedule I thereto (the initial "PURCHASERS") whereby the Company agreed to sell to the Purchasers $200,000,000 principal amount of its 11 1/8% Senior Secured Notes due 2012 (the "NOTES") to be issued under an indenture, dated as of June 17, 2002 (the "INDENTURE"), between the Company, the Guarantors (as defined below), and The Bank of New York, as Trustee on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "SECURITIES ACT"). The Company's obligations under the Notes, including the due and punctual payment of interest on the Notes, will be unconditionally guaranteed (the "GUARANTEE") by GNE Investments, Inc. a Washington corporation, Great Northern Equipment, Inc., a Montana corporation, and each of the Company's future domestic subsidiaries (each, a "GUARANTOR" and together, the "GUARANTORS"). Capitalized terms used in this Amendment No. 1 without definition shall have their respective meanings assigned to them in the Purchase Agreement.

     1. AMENDMENT TO THE PURCHASE AGREEMENT. Effective on the date hereof, the Purchase Agreement is hereby amended as follows: the term Offering Document is deemed to include the Supplement No. 1 to the Offering Circular, dated June 17, 2002.

     2. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreement or any of the Notes, or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreement, and the Notes shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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     4.   APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     5. HEADINGS. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     6. AMENDMENTS AND MODIFICATIONS. This Amendment may, with the consent of the parties hereto, be amended, by one or more substantially concurrent written instruments signed by the parties hereto

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                       H&E EQUIPMENT SERVICES L.L.C.


                                       By: /s/ Lindsay Jones
                                          -------------------------------------
                                          Name:  Lindsay Jones
                                          Title: Senior Vice President, Finance
                                                  and Secretary


                                       H&E FINANCE CORP.


                                       By: /s/ Lindsay Jones
                                          -------------------------------------
                                          Name:  Lindsay Jones
                                          Title: Senior Vice President, Finance
                                                  and Secretary


                                       GNE INVESTMENTS, INC.


                                       By: /s/ Lindsay Jones
                                          -------------------------------------
                                          Name:  Lindsay Jones
                                          Title:


                                       GREAT NORTHERN EQUIPMENT, INC.


                                       By: /s/ Lindsay Jones
                                          -------------------------------------
                                          Name:  Lindsay Jones
                                          Title:

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                                       CREDIT SUISSE FIRST BOSTON CORPORATION
                                       BANC OF AMERICA SECURITIES LLC
                                       FLEET SECURITIES, INC.

                                            Acting on behalf of themselves
                                            and as the representatives of
                                            the several Purchasers

                                            By CREDIT SUISSE FIRST BOSTON
                                             CORPORATION

                                                By: /s/ Harold W. Bogle
                                                   ----------------------------
                                                   Name:  Harold W. Bogle
                                                   Title: Managing Director